SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 23, 2003

UNITED DEFENSE INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-16821 (Commission File No.)	52-2059782 (I.R.S. Employer Identification No.)

1525 Wilson Boulevard, Suite 700
Arlington, Virginia 22209
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:
(703) 312-6100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired

               Not Applicable

     (b) Pro Forma Financial Information

               Not Applicable

     (c) Exhibits

                         The following exhibit is furnished with this report pursuant to Item 12:

Exhibit No	Exhibit Description

99.1	Press Release, dated October 23, 2003

Item 12. Results of Operations and Financial Condition.

     The following information, is furnished under Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On October 23, 2003, United Defense Industries, Inc. issued a press release announcing certain financial and operating results for the third quarter of 2003. The press release and financial tables include non-GAAP financial information. Free cash flow, which is defined as cash from operations less capital expenditures, is included because management believes that free cash flow is the best indicator of discretionary cash available to management to pay down debt or make acquisitions or distributions and is therefore useful to both management and investors. Free cash flow is reconciled to cash from operations in the financial tables accompanying the press release. A copy of the press release is filed as exhibit 99.1 hereto and is incorporated into Item 12 of this Form 8-K by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DEFENSE INDUSTRIES, INC.

	BY:	/s/ David V. Kolovat

Date: October 23, 2003		David V. Kolovat, Esq.
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release dated October 23, 2003

2